UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) December 18, 2008
BUTLER NATIONAL CORPORATION (Exact Name of Registrant as Specified in its Charter)
Kansas (State or Other Jurisdiction of Incorporation)
0-1678 (Commission File Number)	41-0834293 (IRS Employer Identification No.)
19920 W. 161st Street, Olathe, Kansas (Address of Principal Executive Offices)	66062 (Zip Code)
913-780-9595 (Registrant's Telephone Number, Including Area Code)
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
Exhibit 99	Press release announcing Butler National ground breaking at Boot Hill Casino and Resort in Dodge City, Kansas and change of scheduled conference call to Tuesday, December 23, 2008.

On December 18, 2008 Butler National Corporation issued a press release announcing the ground breaking at Boot Hill Casino and Resort in Dodge City, Kansas. Also announcing the second quarter financial results conference call changed to Tuesday, December 23, 2008. A copy of the press release is attached as an exhibit to this Report on Form 8-K. See attached Exhibit 99.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
BUTLER NATIONAL CORPORATION (Registrant)
December 18, 2008 Date	/S/ Clark D. Stewart Clark D. Stewart (President and Chief Executive Officer)
December 18, 2008 Date	/S/ Angela D. Shinabargar Angela D. Shinabargar (Chief Financial Officer)